UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image, Inc. (the “Registrant”) with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On April 26, 2011, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.01. Also on April 26, 2011, the Registrant will present its financial results for the quarter ended March 31, 2011 in a conference call with investors and analysts (the “Conference Call”). The Conference Call was pre-announced and will be available to the public through live teleconference. In addition, a replay of the web cast of the Conference Call will be available on the Registrant’s website until midnight Pacific Time, May 1, 2011. A supplemental financial information worksheet is available on the Registrant’s website.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.01	Press release dated April 26, 2011 announcing the Registrant’s financial results for the quarter ended March 31, 2011.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011

SILICON IMAGE, INC.

By:	/s/Noland Granberry
Noland Granberry
Chief Financial Officer